SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549
                          FORM 8-K(A)
                     (SECOND AMENDMENT)
       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
            OF THE SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report:  February 21, 1996



                   JACOR COMMUNICATIONS, INC.



                              OHIO
         (State or Other Jurisdiction of
Incorporation)




     0-12404                            31-0978313
(Commission File No.)         (IRS Employer Identification
No.)




                        1300 PNC Center
                     201 East Fifth Street
                    Cincinnati, Ohio  45202

                        (513) 621-1300


Item 7.   Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

     The financial statements required to be filed by the Company as part of this Form 8-K(A) with respect to Noble
Broadcast Group, Inc. and Subsidiaries are incorporated by reference from the March 22, 1996 Registration Statement on
Form S-3 (No. 33301917) more specifically identified as pages F-
31 through F-47 of such Registration Statement.


(b)  Pro Forma Financial Information.


     The pro forma financial statements required to be filed by the Company as part of this Form 8-K(A) with respect to Noble Broadcast Group, Inc. and Subsidiaries are incorporated by reference from the March 22, 1996 Registration Statement on Form S-3 (No. 333-01917) more specifically identified as pages 19, 21, 23 and 24.


(c)  Exhibits.

          23.1  Consent of Price Waterhouse LLP

Signatures

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              JACOR COMMUNICATIONS, INC.
March 27, 1996                BY: /s/ R. Christopher Weber
                                 R. Christopher Weber,
                                 Senior Vice President and
                                 Chief Financial Officer


                        EXHIBIT  23.1



             CONSENT OF INDEPENDENT ACCOUNTANTS




     We hereby consent to the incorporation by reference in the current report on Form 8-K(A) of Jacor Communications, Inc. of our report dated March 21, 1996 relating to the consolidated financial statements of Noble Broadcast Group, Inc. as of December 25, 1994 and December 31, 1995 and for the three years in the period ended December 31, 1995 (which report includes an explanatory paragraph regarding Jacor Communications, Inc.'s agreement to purchase Noble Broadcast Group, Inc.), included in Jacor Communications, Inc.'s Registration Statement on Form S-3 (No. 333-01917) dated March 22, 1996.



PRICE WATERHOUSE LLP


San Diego, California
March 21, 1996